UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2020

PFENEX INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36540	27-1356759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10790 Roselle Street

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 352-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PFNX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 1, 2020, Ligand Pharmaceuticals Incorporated, a Delaware corporation (“Ligand”), completed the previously announced acquisition of Pfenex Inc., a Delaware corporation (“Pfenex”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 10, 2020, by and among Ligand, Pfenex and Pelican Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Ligand (“Acquisition Sub”).

As previously disclosed, pursuant to the Merger Agreement, on August 31, 2020, Acquisition Sub commenced an exchange offer (the “Offer”) to purchase all of the issued and outstanding shares of common stock, par value $0.001 per share, of Pfenex (the “Shares”), for a purchase price of (i) $12.00 per share, in cash (the “Cash Portion”), and (ii) a non-transferrable contractual right (a “CVR”) pursuant to the Contingent Value Rights Agreement (as it may be amended from time to time, the “CVR Agreement”), to receive a contingent payment upon the achievement of a certain milestone as set forth in the CVR Agreement, without interest (the together with the Cash Portion, the “Offer Price”), subject to any required tax withholding and upon the other terms and subject to the conditions set forth in the Offer to Purchase, dated August 31, 2020 and the related Letter of Transmittal.

The Offer expired at midnight (New York City time) at the end of the day on Tuesday, September 29, 2020. The depositary for the Offer advised Ligand and Pfenex that, as of the expiration of the Offer, a total of 24,744,327 Shares (excluding Shares with respect to which Notices of Guaranteed Delivery were delivered) had been validly tendered and not properly withdrawn pursuant to the Offer, representing approximately 72% of Pfenex’s then outstanding Shares (determined in accordance with the Merger Agreement). In addition, Notices of Guaranteed Delivery were delivered with respect to approximately 2,847,227 Shares that have not yet been tendered, representing approximately 8.3% of Pfenex’s then outstanding Shares. The Minimum Condition (as defined in the Merger Agreement) for the Offer was satisfied because the number of Shares validly tendered and not properly withdrawn pursuant to the Offer represented at least a majority of the Shares then outstanding (determined in accordance with the Merger Agreement and excluding from the number of tendered Shares, but not from the number of outstanding Shares, Shares tendered pursuant to guaranteed delivery procedures that have not yet been delivered in settlement or satisfaction of such guarantee). All other conditions to the Offer having also been satisfied or waived, immediately after the expiration of the Offer, Purchaser accepted all of the Shares for payment, and will promptly pay for such Shares in accordance with the terms of the Offer.

On October 1, 2020, pursuant to the terms of the Merger Agreement and in accordance with Section 251(h) of the General Corporation Law of the State of Delaware, Acquisition Sub merged with and into Pfenex (the “Merger”), with Pfenex continuing as the surviving corporation and a wholly owned subsidiary of Ligand. In the Merger, each Share that was issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than any shares that were excluded pursuant to the terms of the Merger Agreement) was, at the Effective Time, converted into the right to receive the Offer Price.

The foregoing descriptions of the Offer, the Merger and the Merger Agreement in this Item 2.01 do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Pfenex’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on August 11, 2020, and is incorporated herein by reference.

The information set forth in Items 3.03, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

Before the market opened on October 1, 2020, in connection with the consummation of the Offer and the Merger, Pfenex (i) notified the New York Stock Exchange American (“NYSE American”) of the consummation of the Merger and (ii) requested that NYSE American file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Shares ceased trading on NYSE American following the close of trading on September 30, 2020. Pfenex also intends to file with the SEC a Form 15 requesting that Pfenex’s reporting obligations under Section 13 and 15(d) of the Exchange Act be suspended. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

As a result of the Merger, each Share that was issued and outstanding immediately prior to the Effective Time (other than any Shares that were excluded pursuant to the terms of the Merger Agreement) was converted into the right to receive the Offer Price at the Effective Time. Accordingly, at the Effective Time, Pfenex’s stockholders immediately before the Effective Time ceased to have any rights in Pfenex as stockholders, other than their right to receive the Offer Price. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Change in Control of Registrant.

At the Effective Time, Acquisition Sub merged with and into Pfenex, with Pfenex continuing as the surviving corporation and a wholly owned subsidiary of Ligand. As a result, a change of control of Pfenex occurred. The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger and as contemplated by the Merger Agreement, upon the consummation of the Merger, the directors of Acquisition Sub, John L. Higgins, Charles S. Berkman, Matthew W. Foehr and Matthew Korenberg, became the only directors of Pfenex. In connection therewith, each of Evert Schimmelpennink, Martin Brenner, Robin Campbell, Jason Grenfell-Gardner, Patrick Lucy, Magda Marquet, Lorianne Masuoka, Phillip Schneider, Shawn Scranton, and John Taylor tendered their respective resignations as officers and/or directors from the board of directors of Pfenex and from all committees of the board of directors of Pfenex on which such directors served, effective as of the Effective Time. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, the certificate of incorporation and bylaws of Acquisition Sub became the certificate of incorporation and bylaws, respectively, of Pfenex. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03

Item 7.01	Regulation FD Disclosure.

On September 30, 2020, Ligand issued a press release announcing the consummation of the Offer. A copy of this press release is attached as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

On October 1, 2020, Ligand issued a press release announcing the consummation of the Offer. A copy of this press release is attached as Exhibit 99.2 and is hereby incorporated by reference.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 10, 2020, by and among Pfenex Inc., Ligand Pharmaceuticals Incorporated and Pelican Acquisition Sub, Inc. (incorporated by reference to Exhibit 2.1 to Form 8-K filed with the SEC on August 11, 2020)*

3.1	Amended and Restated Certificate of Incorporation of Pfenex Inc., dated as of October 1, 2020

3.2	Amended and Restated Bylaw of Pfenex Inc., dated as of October 1, 2020

99.1	Press Release, dated September 30, 2020 (incorporated by reference to Exhibit (a)(5)(xi) to Amendment No. 3 to Schedule TO filed with the SEC on September 30, 2020 by Pelican Acquisition Sub, Inc. and Ligand Incorporated)

99.2	Press Release, dated October 1, 2020

104	Cover Page Interactive Data File (formatted as inline XBRL contained in Exhibit 101)

*

Certain schedules and annexes have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or annex will be furnished as a supplement to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFENEX INC.
Date: October 1, 2020
	By:	/s/ Charles S. Berkman
Name: Charles S. Berkman
Title: Senior Vice President, General Counsel and Secretary